UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2009

Item 1. Report to Stockholders.

FundX Upgrader Funds

FundX Upgrader Fund
FundX Aggressive Upgrader Fund
FundX Conservative Upgrader Fund
FundX Flexible Income Fund
FundX ETF Aggressive Upgrader Fund
FundX ETF Upgrader Fund
FundX Tactical Upgrader Fund
FundX Tactical Total Return Fund

Annual Report
October 31, 2009

FundX Upgrader Funds

October 31, 2009

Dear Fellow Shareholders,

At the time of our last Annual Report on October 31, 2008, the market had yet to hit bottom. Major financial companies had collapsed, and investors were severely pessimistic. But as of this Annual Report, dated October 31, 2009, the market has been in an uptrend and there are welcome signs that the economy may be on the mend.

We believe recovery is underway. Stocks rallied for seven consecutive months off the March 9th lows, and the U.S. economy grew in the third quarter of 2009, signaling the possible end of the recession.  The FundX Upgrader Funds have also begun to regain ground. (See performance on pages 10-17.)

A FOCUS ON RISK MANAGEMENT

After 2008, investors have become more focused on how to manage risk. One way to cushion volatility is to hold both stocks and bonds and bond funds have been popular this year. This year through October 31, 2009, bond mutual funds have attracted 10 times as much as stock mutual funds.

At the FundX Upgrader Funds, we are also focused on helping investors better manage risk. Our newest fund, The FundX Tactical Total Return Fund (TOTLX) seeks to manage risk by holding both bond funds and stock funds.

Another way the FundX Tactical Total Return Fund (TOTLX) seeks to manage risk by varying its allocation to equities and fixed income based on market conditions. We can increase the Fund’s fixed income investments in adverse times or we can increase the Fund’s equity exposure in more favorable conditions. If a more defensive portfolio is warranted, the equity portion of the FundX Tactical Total Return Fund can also be hedged.

MARKET PERSPECTIVE

Market conditions have greatly improved since our last Annual Report on October 31, 2008. After posting historic losses, the market hit bottom on March 9th, although at the time, no one could know for certain whether March would mark the final low of the 17-month downturn, or merely a blip in a longer decline.

Stocks staged a powerful rally off the March 9th low. The S&P 500 is up over 50% from the market bottom in early March through October 31, 2009, retracing a good portion of the losses since last fall. Back-to-back gains in the 2nd and 3rd quarters of 2009 enabled major market indices to post positive returns for the trailing 12-months ending October 31, 2009. Yet despite the seven-month surge, most indices still remain far below their all-time highs in October 2007.

Internationals have been particularly strong this year through October 31, 2009, boosted by the weak U.S. dollar. The Europe, AustralAsia and Far East (EAFE) index returned 23.7% for the 12-months ending October 31, 2009, while the MSCI Emerging Markets Index gained 51.1% for the same period.

FUNDX UPGRADER FUNDS RESPOND TO MARKET CHANGES

Most of the FundX Upgrader Funds began the year holding funds that were partially hedged or held significant cash. These funds rose up our performance-based ranks because they had lost less than most equity funds in 2008’s historic downturn. But as the market took off in March, our strategy prompted us to incrementally sell off the more defensively-positioned funds as they dropped down in our rankings and to shift into higher ranking funds, such as mid-cap value funds, both domestic and foreign.

A year ago, in October 31, 2008, the portfolios of the FundX Upgrader Funds were almost entirely invested domestically but as foreign funds outperformed domestic this year through October 31, 2009, exposure to international funds increased this year and foreign funds now make up 25-50% of most of FundX Upgrader Fund portfolios.

Management Discussion of Fund Performance

If you were to graph the return of the equity market over the twelve months ending October 31, 2009, the picture would resemble a check-mark.  The first four months saw a continuation of the decline that began exactly one year prior (in October of 2007) with a loss of almost 30% through March 9.  From that point forward, stocks pointed upward.  Share prices rebounded over 50% off those lows during the ensuing eight months.

Bond markets experienced a far steadier – albeit less dramatic – climb, lasting the entire twelve month period.  This has been gratifying for investors with balanced portfolios. A sensible mix of equity and fixed income has served investors well during the tumultuous markets of the past two years.

FUNDX UPGRADER FUND (FUNDX)

The dynamic nature of the Upgrading process is illustrated by the fact that, of the 46 funds held in the FundX Upgrader Fund (FUNDX) at the start of the 2008-2009 fiscal year, just four of them were held for the entire year.  When we think back to the start of 2009, we can recall that FUNDX outperformed its benchmark in the weak first quarter due to the more defensive funds held at that time.  Those included health and biotech, gold, as well as funds that were partly hedged or

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FundX Upgrader Funds

that held significant cash, such as Hussman Strategic Growth (HSGFX) and Diamond Hill Long-Sort (DIAMX) and American Century Equity Income (ACIIX).  Those were among the best performers of 2008, having lost less than most equity funds during last year’s dreadful downturn.

Those defensive funds are now among the worst performers year-to-date in each of their risk categories. If we had simply held on to those funds for all of 2009, rather than incrementally selling off funds as they dropped down in our rankings and shifting into rising winners, we would not have participated as fully as we did in of the rebound that has characterized the market since early March.

At the start of the fiscal year FUNDX had minimal (under 3%) exposure to foreign stocks.  Throughout the year, this gradually shifted so that by October 31, 2009 the portfolio was quite diversified – about half the holdings were overseas.  Approximately 13% of the portfolio is in emerging market countries.

As the market’s recovery continued into 2009, the funds rising in our ranking system tended to have a larger market capitalization.  The average market cap of the FUNDX portfolio rose from about $7.6 billion at the start of the fiscal year to over $12 billion at the end.

Health care and consumer staples were among the industries more heavily represented at the start of the fiscal year.  Twelve months on, financial services and industrial materials are overweight compared with the broad market benchmarks.

The best performing funds during this past year were Alliance Bernstein Large Cap Growth (APGYX), up over 50% from its purchase in early March; Yacktman (YACKX), which was held the over the entire 12 month time frame, gained over 40%; and BLDRS Emerging Markets ETF (ADRE) which gained over 30% during the five months it was held.

The worst performing funds this past year were SPDR S&P Dividend (SDY) (-32%), iShares DJ Transportation Average (IYT) (-25%) and iShares DJ Select Dividend Index (DVY) (-24%).

FUNDX AGGRESSIVE UPGRADER FUND (HOTFX)

At the start of the fiscal year HOTFX had minimal (less than 2%) exposure to foreign stocks within the funds it held.  Throughout the year, this gradually shifted, so that by October 31, 2009 the portfolio was quite diversified – about half the holdings were overseas.  Approximately 22% of the portfolio is in emerging market economies.

As the market’s recovery continued into 2009, the funds rising in our ranking system tended to have a larger market capitalization.  The average market cap of the FUNDX portfolio rose from about $6.7 billion at the start of the fiscal year to over $9.8 billion at the end.

Health care and business services were among the industries more heavily represented at the start of the fiscal year.  Twelve months on, financial services and industrial materials are overweight compared with the broad market benchmarks, while health care is relatively under-represented.

The changing nature of the year just past is evident by the fact that not one of the 37 funds held at the start of the fiscal year remained in the portfolio 12 months later.

The best performing funds during this past year were held during the strongest segment of the market rebound. Alliance Bernstein Large Cap Growth (APGYX), gained over 42% from its purchase in early March until its sale in late September; Ivy Small Cap Growth (IYSIX), approximately 40%; and BLDRS Emerging Markets ETF (ADRE) gained over 30% during the five months it was held.

The worst performing fund this past year were Fairholme Fund (FAIRX) (-28%), much of which was sold in the midst of the downturn in November 2008.  SPDR S&P Dividend (SDY) (-32%) and Touchstone Diversified Small Cap Value (TCSAX) (-31%), were held during the most tumultuous portion of the year, the four months prior to the market bottom in early March.

FUNDX CONSERVATIVE UPGRADER FUND (RELAX)

The Conservative Upgrader is a mix of roughly 60% core equity funds, with the balance targeted to a mix similar to that of our flexible income model.  This cautious blend made for a gratifying return during this turbulent period.  The fixed income portion buffered the portfolio during the initial few months as the equity markets continued their slide.  Then, when the market rebounded, both the equity and fixed income sides experienced gains.  The result is that RELAX achieved the strongest returns of all of our equity related funds over the twelve months through October 31, 2009.

The changing complexion of the equity component of the portfolio mirrors that of our other equity funds.  At the start of the fiscal year RELAX had minimal (less than 2%) exposure to foreign stocks within the funds it held.  Throughout the year, this gradually shifted so that, by October 31, 2009, about half the equity holdings (about 28% of the whole) were foreign stocks.  Approximately 5% of the portfolio is in emerging market economies.

Health care and business services were among the industries more heavily represented at the start of the fiscal year.  Twelve months on, financial services, consumer goods and industrial materials are overweight compared with the broad market benchmarks, while health care is relatively under-represented.

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FundX Upgrader Funds

The changing nature of the year just past is evident by the fact that, of the 25 funds held in the FundX Conservative Upgrader Fund (RELAX) at the start of the 2008-2009 fiscal year, just five of them were held for the entire year.

The best performing equity funds during this past year were held during the strongest segment of the market rebound. Alliance Bernstein Large Cap Growth (APGYX), gained over 42% from its purchase in early March until its sale in late September.  Yacktman (YACKX), which was held the over the entire 12 month time frame, gained over 40%.

The worst performing funds this past year were SPDR S&P Dividend (SDY) (-32%) and iShares Dow Jones Select Dividend (DVY) (-24%).  These were both held during the most tumultuous portion of the year, the months just prior to the market bottom in early March.

FUNDX FLEXIBLE INCOME FUND (INCMX)

At the start of the fiscal year (October 31, 2008), the INCMX portfolio could be characterized as cautious and conservative.  Approximately 70% of the portfolio consisted of US Treasury bonds, mostly in the form of Treasury ETFs (exchange traded funds) and the average credit quality overall was AAA.  Over 65% was in short or ultra-short term bond funds.

That stance served shareholders well in the latter part of 2008.  But the credit markets are not static and in 2009 we witnessed the “ultra-safe” treasury funds weaken and falter under interest rate pressure.  Had we held on to the same mix of funds we may well have ended the fiscal year in negative territory.  Instead, we gradually shifted the portfolio into a diversified mix of high-yield corporate (16%), world (7.6%) and even emerging market (3.4%) bond funds.  Maturities and duration have extended somewhat (average duration is about 4 years as of fiscal year-end) and the average credit quality is single A.

The result was a gratifying 9.9% return for the twelve month period.  While this fell short of the Barclays Aggregate Bond Index for that time frame, the portfolio exceeded that benchmark for the ten months of 2009 (7.24% vs. 6.24%).

The biggest gainer for the period was also the largest holding as of year-end, PIMCO Total Return (PTTRX), up 20%.  Other gains came from MainStay High Yield Corporate (MHYIX), up 19%.

Gateway (GATEX) posted the biggest individual loss (-7%) during the year, followed by SPDR Barclays International Treasury (BWX) (-6%).

FUNDX ETF AGGRESSIVE UPGRADER FUND (UNBOX)

Exposure to non-US stocks increased dramatically in this, our most aggressive portfolio, from virtually zero in October, 2008 to almost 80% of the portfolio in October 2009, the end of the fiscal year.  Emerging market economies now represent 33% of the portfolio.

The best performing fund during this past year were BLDRS Emerging Markets ETF (ADRE) which gained 38% during the five months it was held.  SPDR Gold Trust (GLD) was held off and on until July, and contributed a 40% return; it comprised over 6% of the UNBOX portfolio at its largest weighting.

The worst performing funds this past year were SPDR KBW Bank (KBE) (-29%) and iShares MSCI Japan Index (EWJ) (-26%).

FUNDX ETF UPGRADER FUND (REMIX)

At the start of the fiscal year the etf-only REMIX portfolio had minimal (under 1%) exposure to foreign stocks.  Throughout the year, this gradually shifted so that by October 31, 2009 the portfolio was quite diversified – about half the holdings are now overseas.  Approximately 9% of the portfolio is in emerging market countries.

As the market’s recovery continued into 2009, the funds rising in our ranking system tended to have a larger market capitalization.  The average market cap of the REMIX portfolio rose from about $7.1 billion at the start of the fiscal year to almost $14 billion at the end.

Health care and consumer staples were among the industries more heavily represented at the start of the fiscal year.  Twelve months later, we find financial services and industrial materials are overweight compared with the broad market benchmarks.

The best performing fund during this past year were BLDRS Emerging Markets ETF (ADRE) which gained 42% during the almost six months it was held.  SPDR Gold Trust (GLD) was held off and on until July, and contributed a 40% return, although it never comprised more than 2% of the portfolio.

The worst performing funds this past year were SPDR KBW Bank (KBE) (-29%) and iShares MSCI Japan Index (EWJ) (-26%).

FUNDX TACTICAL UPGRADER FUND (TACTX)

Both of the tactical funds (TACTX and TOTLX) have had significant defensive measures in place for much of 2009.  We have intentionally positioned these funds to have limited upside exposure in order to secure downside protection, in response to the mixed signals experienced by the tactical models we follow.

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FundX Upgrader Funds

At the start of the fiscal year TACTX was fully invested in equities, between mid January and early March we moved to a more defensive posture.  Since that time the portfolio moved back and forth between being invested and being more defensive.

Through the end of the fiscal year, the market has been very volatile – having sold off until early March and followed by healthy gains.  The decisions to become defensive in 2009 resulted in substantially lower volatility, but also resulted in weaker performance for the year, versus our fully invested portfolios.

At the end of August we were granted the authority to use options, increasing our flexibility in managing both risk and reward potential.  We believe that over the long term this flexibility will improve risk management and performance.

As with our other equity-oriented portfolios, in the Tactical Upgrader Fund (TACTX) exposure to non-US stocks increased from under 2% in October, 2008 to about half of the equity fund positions (35% of the portfolio) in October 2009, the end of the fiscal year.  About one third of the overseas holdings are in emerging market economies.

The best performing equity fund during this past year was the long favored Yacktman (YACKX), which was held the over the entire 12 month time frame; it gained over 40%.  Another strong contributor to performance was Alliance Bernstein Large Cap Growth (APGYX), which gained 40% from its purchase in March until its sale in early September.

The worst performing funds this past year were SPDR KBW Bank (KBE) (-29%) and ING Corporate Leaders (LEXCX) (-24%).

FUNDX TACTICAL TOTAL RETURN FUND (TOTLX)

Launched in 2009, the fund has had roughly 50% to 60% exposure to equities and 40% to 50% in the flexible income model (which is similar in approach to the FundX Flexible Income Fund (INCMX).

The weighting between our tactical equity strategy and our flexible income strategy is not fixed, but can vary between 20% and 80%.  We started the portfolio on May 31, 2009 with a 50/50 mix and moved to a 60/40 mix the following month.

Both of the tactical funds (TACTX and TOTLX) have had significant defensive measures in place in 2009.  We have intentionally positioned these funds to have limited upside exposure in order to secure downside protection, in response to the mixed signals experienced by the tactical models we follow.

At the start of the fiscal year TACTX was fully invested in equities, between mid January and early March we moved to a more defensive posture.  Since that time the portfolio moved back and forth between being invested and being more defensive.

Through the end of the fiscal year, the market has been very volatile – having sold off until early March and followed by healthy gains.  The decisions to become defensive in 2009 resulted in substantially lower volatility, but also resulted in weaker performance for the year, versus our fully invested portfolios.

At the end of August we were granted the authority to use options, increasing our flexibility in managing both risk and reward potential.  We believe that over the long term this flexibility will improve risk management and performance.

The best performing equity funds during this fiscal year were T. Rowe Price International Stock (PRITX) and Yacktman (YACKX), both up over 18% while held.  The worst performers were iShares S&P Latin America 40 Index (ILF) (-11%) and S&P North American Technology-Multimedia Networking Index Fund (IGN) (-10%).

Sincerely,

Janet Brown
President,
DAL Investment Company

Past performance does not guarantee future results.  Short term performance, in particular, is not a good indication of the fund’s future performance, and investment should not be made solely on return.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, non-diversification, fixed income investments, and short sales.  Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The FundX Stock Upgrader Fund may invest in foreign securities which will involve greater volatility and political,

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FundX Upgrader Funds

economic and currency risks and differences in accounting methods.  The Fund invests in small- and medium-capitalization companies, which involve additional risks such as limited liquidity and greater price volatility than large capitalization companies.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

HOW WE CLASSIFY FUNDS

CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS
Class 1 funds have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.

CLASS 2: AGGRESSIVE STOCK FUNDS WITH ABOVE-AVERAGE RISK
Class 2 funds typically experience higher volatility than the overall U.S. equity market. This class includes funds that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS
Primarily Class 3 funds have diversified portfolios of well-established mid- and large-sized companies. The international and global funds tend to invest in larger companies in mature economies, such as Europe and Japan and are diversified across many countries.

CLASS 4: TOTAL RETURN (BALANCED) FUNDS
Class 4 funds tend to be more defensive and usually have lower volatility than the domestic stock market. These funds may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

CLASS 5: FIXED INCOME (BOND) FUNDS
Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.

Some Class 5 funds specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained for any of the funds by calling 1-866-455-3863, or by visiting www.upgraderfunds.com.  Read it carefully before investing.

Standard and Poor (S&P) measures the quality of bonds based on the issuers financial condition.  Typically, AAA is the highest rating and D is the lowest.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The EAFE (Morgan Stanley Capital International, Europe, AustralAsia and Far East) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.  It is widely recognized as a benchmark for measuring the performance of international value funds. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index consisting of 22 emerging market country indexes that is designed to measure equity market performance of emerging markets. The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You cannot invest directly in an index.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for further sector and holdings information.  Current and future portfolio holdings are subject to risk.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

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FundX Upgrader Funds

Allocation of Portfolio* at October 31, 2009 (Unaudited)

FundX Upgrader Fund	FundX Aggressive Upgrader Fund

FundX Conservative Upgrader Fund	FundX Flexible Income Fund

FundX ETF Aggressive Upgrader Fund	FundX ETF Upgrader Fund

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FundX Upgrader Funds

Allocation of Portfolio* at October 31, 2009 (Unaudited), Continued

FundX Tactical Upgrader Fund	FundX Tactical Total Return Fund

*   Based on total investments.

Expense Example For the Six Months Ended October 31, 2009 (Unaudited)
As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 5/1/09 – 10/31/09).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days, except for the ETF Aggressive Fund and ETF Upgrader Fund which will charge a 2.00% redemption fee on shares held less than 7 days.  Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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FundX Upgrader Funds

Expense Example For the Six Months Ended October 31, 2009 (Unaudited), Continued

FundX Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,190	$6.46
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.17% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,187	$7.05
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.51

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.28% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Conservative Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,152	$7.05
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.30% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Flexible Income Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,079	$5.13
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.99

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX ETF Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,190	$7.89
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.27

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.43% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

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FundX Upgrader Funds

Expense Example For the Six Months Ended October 31, 2009 (Unaudited), Continued

FundX ETF Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,179	$8.24
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Tactical Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/09	Value 10/31/09	5/1/09 – 10/31/09*
Actual	$1,000	$1,004	$6.26
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.31

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.24% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Tactical Total Return Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/29/09^	Value 10/31/09	5/29/09 – 10/31/09*
Actual	$1,000	$1,029	$7.67
Hypothetical (5% annual return before expenses)	$1,000	$1,013	$7.61

^	Commencement of operations
*
Expenses are equal to the Fund’s annualized expense ratio for the period from 5/29/09 through 10/31/09 of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 156/365 (to reflect the period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (11/1/01), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	7.20%	9.80%	11.32%
3 Year	-6.84%	-7.02%	-6.56%
5 Year	2.47%	0.33%	1.05%
Since Inception (11/1/01)	4.58%	1.37%	2.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Russell 2000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Aggressive Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index	Russell 2000 Index
1 year	7.49%	9.80%	11.32%	6.46%
3 Year	-6.35%	-7.02%	-6.56%	-8.51%
5 Year	3.40%	0.33%	1.05%	0.59%
Since Inception (7/1/02)	6.08%	2.93%	3.88%	4.52%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Blended 60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

				Blended 60% S&P 500 Index/40%
Period	FundX Conservative Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index	Barclays Capital Aggregate Bond Index
1 year	10.44%	9.80%	11.32%	12.75%
3 Year	-2.10%	-7.02%	-6.56%	-1.27%
5 Year	4.15%	0.33%	1.05%	2.62%
Since Inception (7/01/02)	5.64%	2.93%	3.88%	4.41%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

FundX Flexible Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Flexible Income Fund	Barclays Capital Aggregate Bond Index
1 year	9.86%	13.79%
3 Year	4.79%	6.35%
5 Year	5.01%	5.05%
Since Inception (7/01/02)	6.12%	5.43%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

FundX ETF Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Russell 2000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Aggressive	S&P 500 Index	Dow Jones Wilshire 5000 Index	Russell 2000 Index
1 year	8.13%	9.80%	11.32%	6.46%
Since Inception (1/31/07)	-6.18%	-9.23%	-8.95%	-10.75%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 7 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

FundX ETF Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Upgrader	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	3.25%	9.80%	11.32%
Since Inception (1/31/07)	-11.52%	-9.23%	-8.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 7 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (2/29/08), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Tactical Upgrader	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	-3.29%	9.80%	11.32%
Since Inception (2/29/08)	-20.77%	-11.79%	-11.28%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and Blended 50% S&P 500 Index/50% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (5/29/09), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

				Blended 50% S&P 500 Index/
Period	FundX Tactical Total Return	S&P 500 Index	Barclays Capital Aggregate Bond Index	50% Barclays Capital Aggregate Bond Index
Since Inception (5/29/09)	2.88%	13.68%	4.85%	9.58%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 100.1%
	Class 1 & 2 Funds: 28.7%^
117,578	Alpine International Real Estate Equity Fund*	$2,656,085
496,786	Ariel Appreciation Fund1	15,370,566
307,692	Buffalo Mid Cap Fund1*	3,861,538
227,440	Dreyfus Mid-Cap Value Fund	5,435,823
197,000	iShares MSCI BRIC Index Fund	8,360,680
672,100	iShares MSCI Emerging Markets Index Fund	25,244,076
154,620	Kinetics Paradigm Fund	2,934,694
119,602	Matthews Asia Pacific Fund	1,605,064
127,936	Oppenheimer Global Opportunities Fund	3,000,109
33,043	Parnassus Fund	1,056,720
600,000	Vanguard Emerging Markets ETF	22,560,000
313,300	Vanguard Small Cap Value ETF	15,708,862
177,004	Yacktman Focused Fund	2,678,073
	Total Class 1 & 2 Funds
	(Cost $100,508,699)	110,472,290
	Class 3 Funds: 71.4%^
166,784	AllianceBernstein Large Cap Growth Fund*	3,594,196
985,997	AllianceBernstein Small/Mid Cap Value Fund - Advisor Class1	12,679,920
589,887	Ariel Fund1	19,690,414
468,224	BlackRock International Opportunities Portfolio	14,173,136
668,068	Dodge & Cox International Stock Fund	20,449,555
52,830	Fairholme Fund	1,455,989
482,375	Fidelity Dividend Growth Fund	10,346,949
298,965	FMI Common Stock Fund	6,071,979
558,200	iShares MSCI EAFE Value Index Fund	27,536,006
749,300	iShares MSCI EMU Index Fund	27,177,111
65,400	iShares Russell Mid Cap Value Index Fund	2,200,056
355,274	John Hancock Classic Value Fund	4,902,787
206,325	Laudus International MarketMasters Fund	3,105,195
347,092	Legg Mason Capital Management Value Fund - Institutional Class*	13,772,622
590,646	Neuberger Berman Partners Fund	13,195,029
68,322	Nicholas Fund	2,570,262
459,058	Oakmark Fund	15,617,161
1,389,833	Oakmark International Fund	22,279,026
239,521	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)1*	2,361,677
777,000	Rydex S&P Equal Weight Fund	27,909,840
1,357,369	T. Rowe Price International Stock Fund	16,315,581
30,800	Vanguard European Stock ETF	1,487,948
442,510	Yacktman Fund	6,350,023
	Total Class 3 Funds
	(Cost $246,711,307)	275,242,462
	Total Investment Companies
	(Cost $347,220,006)	385,714,752

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at October 31, 2009, Continued

Shares		Value
	SHORT-TERM INVESTMENT: 0.1%
266,707	AIM STIT - Treasury Portfolio, 0.050%2	$266,707
	Total Short-Term Investment
	(Cost $266,707)	266,707
	Total Investments: 100.2%
	(Cost $347,486,713)	385,981,459
	Liabilities in Excess of Other Assets: (0.2)%	(600,439)
	Net Assets: 100.0%	$385,381,020

1	A portion of this security is considered illiquid. As of October 30, 2009, the portion considered illiquid was $10,378,171 or 2.7% of net assets. See Note 7 of Notes to Financial Statements.
2	Seven day yield.
*	Non-income producing.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 100.1%
	Class 1 & 2 Funds: 59.3%^
44,096	Alpine International Real Estate Equity Fund*	$996,132
244,550	Ariel Appreciation Fund	7,566,363
102,564	Buffalo Mid Cap Fund*	1,287,179
138,651	Delafield Fund	2,960,203
213,715	Dreyfus Mid-Cap Value Fund	5,107,785
115,000	iShares MSCI BRIC Index Fund	4,880,600
381,500	iShares MSCI Emerging Markets Index Fund	14,329,140
77,784	Kinetics Paradigm Fund	1,476,342
74,460	Matthews Asia Pacific Fund	999,255
211,740	Oppenheimer Global Opportunities Fund	4,965,308
32,716	Parnassus Fund	1,046,258
393,100	Vanguard Emerging Markets ETF	14,780,560
194,000	Vanguard Small Cap Value ETF	9,727,160
170,183	Yacktman Focused Fund	2,574,867
	Total Class 1 & 2 Funds
	Cost ($66,060,560)	72,697,152
	Class 3 Funds: 40.8%^
209,241	AllianceBernstein Small/Mid Cap Value Fund - Advisor Class	2,690,838
120,968	Ariel Fund	4,037,896
107,028	BlackRock International Opportunities Portfolio	3,239,743
113,809	Dodge & Cox International Stock Fund	3,483,687
3,550	Fairholme Fund	97,835
75,650	FMI Common Stock Fund	1,536,461
106,000	iShares MSCI EAFE Value Index Fund	5,228,980
116,600	iShares MSCI EMU Index Fund	4,229,082
49,681	Laudus International MarketMasters Fund	747,693
15,166	Legg Mason Capital Management Value Fund - Institutional Class*	601,806
146,330	Neuberger Berman Partners Fund	3,269,023
87,835	Oakmark Fund	2,988,161
243,414	Oakmark International Fund	3,901,922
101,796	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)*	1,003,713
203,300	Rydex S&P Equal Weight Fund	7,302,536
292,398	T. Rowe Price International Stock Fund	3,514,620
143,062	Yacktman Fund	2,052,933
	Total Class 3 Funds
	Cost ($45,157,923)	49,926,929
	Total Investment Companies
	Cost ($111,218,483)	122,624,081

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at October 31, 2009, Continued

Shares		Value
	SHORT-TERM INVESTMENT: 0.2%
294,934	AIM STIT - Treasury Portfolio, 0.050%1	$294,934
	Total Short-Term Investment
	Cost ($294,934)	294,934
	Total Investments: 100.3%
	Cost ($111,513,417)	122,919,015
	Liabilities in Excess of Other Assets: (0.3)%	(366,270)
	NET ASSETS: 100.0%	$122,552,745

1	Seven day yield.
*	Non-income producing.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 100.6%
	Class 3 Funds: 59.3%^
52,438	AllianceBernstein Large Cap Growth Fund*	$1,130,029
173,376	AllianceBernstein Small/Mid Cap Value Fund - Advisor Class	2,229,610
89,429	Ariel Fund	2,985,139
90,521	BlackRock International Opportunities Portfolio	2,740,061
96,757	Dodge & Cox International Stock Fund	2,961,742
7,917	Fairholme Fund	218,189
54,135	FMI Common Stock Fund	1,099,472
58,600	iShares MSCI EAFE Value Index Fund	2,890,738
27,900	iShares MSCI EMU Index Fund	1,011,933
22,076	Legg Mason Capital Management Value Fund - Institutional Class*	875,960
71,813	Neuberger Berman Partners Fund	1,604,313
50,955	Oakmark Fund	1,733,483
197,785	Oakmark International Fund	3,170,490
107,573	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)*	1,060,672
75,200	Rydex S&P Equal Weight Fund	2,701,184
194,932	T. Rowe Price International Stock Fund	2,343,080
107,481	Yacktman Fund	1,542,351
	Total Class 3 Funds
	Cost ($27,950,981)	32,298,446
	Class 4 Funds: 6.1%^
58,060	Matthews Asian Growth & Income Fund	885,417
87,779	Merger Fund	1,350,034
28,719	Permanent Portfolio Fund	1,076,106
	Total Class 4 Funds
	Cost ($3,150,000)	3,311,557
	Class 5 Funds: 35.2%^
138,002	Eaton Vance Floating Rate Fund	1,166,121
31,000	iShares Barclays 1-3 Year Treasury Bond Fund	2,605,860
18,500	iShares Barclays TIPS Bond Fund	1,924,185
157,751	Loomis Sayles Bond Fund	2,052,340
421,793	MainStay High Yield Corporate Bond Fund	2,345,170
76,457	PIMCO Emerging Markets Bond Fund	782,915
104,555	PIMCO Foreign Bond Fund (US Dollar-Hedged)	1,082,140
211,493	PIMCO Total Return Fund	2,313,737
221,091	Pioneer High Yield Fund - Class A	1,921,280
9,000	ProShares UltraShort 20+ Year Treasury Fund*	410,940
24,440	Vanguard Total Bond Market ETF	1,942,247
58,116	Western Asset Core Bond Fund	621,837
	Total Class 5 Funds
	Cost ($18,190,039)	19,168,772
	Total Investment Companies
	Cost ($49,291,020)	54,778,775

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at October 31, 2009, Continued

Shares		Value
	SHORT-TERM INVESTMENT: 0.9%
489,930	AIM STIT - Treasury Portfolio, 0.050%1	$489,930
	Total Short-Term Investment
	Cost ($489,930)	489,930
	Total Investments: 101.5%
	Cost ($49,780,950)	55,268,705
	Liabilities in Excess of Other Assets: (1.5)%	(839,302)
	Net Assets: 100.0%	$54,429,403

1	Seven day yield.
*	Non-income producing.
^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

^
CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs
Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^
CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs
Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 97.1%
	Class 4 Funds: 13.5%^
252,901	Matthews Asian Growth & Income Fund	$3,856,733
690,661	Merger Fund	10,622,364
212,083	Permanent Portfolio Fund	7,946,748
	Total Class 4 Funds
	Cost ($21,316,567)	22,425,845
	Class 5 Funds: 83.6%^
870,981	Eaton Vance Floating Rate Fund	7,359,789
735,744	FPA New Income Fund	8,115,257
179,600	iShares Barclays 1-3 Year Treasury Bond Fund	15,097,176
73,800	iShares Barclays TIPS Bond Fund	7,675,938
45,400	iShares iBoxx $Investment Grade Corporate Bond Fund	4,797,872
979,240	John Hancock Strategic Income Fund	6,032,119
1,032,136	Loomis Sayles Bond Fund	13,428,085
278,781	Loomis Sayles Global Bond Fund	4,519,045
2,348,923	MainStay High Yield Corporate Bond Fund	13,060,012
557,348	PIMCO Emerging Markets Bond Fund	5,707,241
784,014	PIMCO Foreign Bond Fund (US Dollar-Hedged)	8,114,540
1,414,251	PIMCO Total Return Fund - Institutional Class	15,471,910
1,552,981	Pioneer High Yield Fund - Class A	13,495,409
45,000	ProShares UltraShort 20+ Year Treasury Fund*	2,054,700
97,200	Vanguard Total Bond Market ETF	7,724,484
92,228	Weitz Short-Intermediate Income Fund	1,119,653
481,397	Western Asset Core Bond Fund	5,150,952
	Total Class 5 Funds
	Cost ($131,193,336)	138,924,182
	Total Investment Companies
	Cost ($152,509,903)	161,350,027
	SHORT-TERM INVESTMENT: 3.9%
6,474,576	AIM STIT - Treasury Portfolio, 0.050%1	6,474,576
	Total Short-Term Investment
	Cost ($6,474,576)	6,474,576
	Total Investments: 101.0%
	Cost ($158,984,479)	167,824,603
	Liabilities in Excess of Other Assets: (1.0)%	(1,612,541)
	Net Assets: 100.0%	$166,212,062

1	Seven day yield.
*	Non-income producing.
^
CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs
Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^
CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs
Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 100.3%
	Class 1 & 2 Funds: 94.0%^
98,200	iShares MSCI Australia Index Fund	$2,153,526
91,250	iShares MSCI Austria Investable Market Index Fund	1,874,275
14,250	iShares MSCI Brazil Index Fund	980,827
55,400	iShares MSCI BRIC Index Fund	2,351,176
128,000	iShares MSCI Emerging Markets Index Fund	4,807,680
61,300	iShares MSCI Pacific ex-Japan Index Fund	2,426,867
182,300	iShares MSCI Singapore Index Fund	1,910,504
44,050	iShares MSCI South Africa Index Fund	2,283,111
53,000	iShares MSCI South Korea Index Fund	2,272,640
39,500	iShares MSCI Spain Index Fund	1,914,960
51,350	iShares S&P Global Financials Fund	2,312,291
27,600	iShares S&P Latin America 40 Index Fund	1,188,732
89,400	iShares S&P North America Tech-Multimedia Network Fund	2,252,880
68,900	SPDR KBW Insurance ETF	2,299,193
127,450	Vanguard Emerging Markets Fund	4,792,120
	Total Class 1 & 2 Funds
	(Cost $34,244,531)	35,820,782
	Class 3 Funds: 6.3%^
53,900	PowerShares FTSE RAFI U.S. 1000 Portfolio	2,385,614
	Total Class 3 Funds
	(Cost $2,389,980)	2,385,614
	Total Investment Companies
	(Cost $36,634,511)	38,206,396
	SHORT-TERM INVESTMENT: 0.0%
994	AIM STIT - Treasury Portfolio, 0.050%1	994
	Total Short-Term Investment
	(Cost $994)	994
	Total Investments: 100.3%
	(Cost $36,635,505)	38,207,390
	Liabilities in Excess of Other Assets: (0.3)%	(122,396)
	Net Assets: 100.0%	$38,084,994

1	Seven day yield.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 99.9%
	Class 1 & 2 Funds: 26.5%^
6,750	iShares MSCI Australia Index Fund	$148,027
7,000	iShares MSCI Austria Investable Market Index Fund	143,780
1,100	iShares MSCI Brazil Index Fund	75,713
4,100	iShares MSCI BRIC Index Fund	174,004
8,050	iShares MSCI Emerging Markets Index Fund	302,358
4,350	iShares MSCI Pacific ex-Japan Index Fund	172,217
14,000	iShares MSCI Singapore Index Fund	146,720
3,300	iShares MSCI South Africa Index Fund	171,039
3,900	iShares MSCI South Korea Index Fund	167,232
2,900	iShares MSCI Spain Index Fund	140,592
3,900	iShares S&P Global Financials Fund	175,617
2,100	iShares S&P Latin America 40 Index Fund	90,447
7,000	iShares S&P North America Tech-Multimedia Network Fund	176,400
5,000	SPDR KBW Insurance ETF	166,850
8,100	Vanguard Emerging Markets Fund	304,560
	Total Class 1 & 2 Funds
	(Cost $2,437,744)	2,555,556
	Class 3 Funds: 73.4%^
20,650	Claymore/Sabrient Insider Fund	490,851
30,200	Claymore/Zacks Multi-Asset Income Fund	503,736
39,850	iShares MSCI EAFE Value Index Fund	1,965,800
43,100	iShares Russell Mid Cap Value Index Fund	1,449,884
3,950	PowerShares FTSE RAFI U.S. 1000 Portfolio	174,827
41,950	Rydex S&P Equal Weight Fund	1,506,844
20,450	Vanguard European Stock ETF	987,940
	Total Class 3 Funds
	(Cost $6,610,562)	7,079,882
	Total Investment Companies
	(Cost $9,048,306)	9,635,438
	SHORT-TERM INVESTMENT: 0.4%
35,706	AIM STIT - Treasury Portfolio, 0.050%1	35,706
	Total Short-Term Investment
	(Cost $35,706)	35,706
	Total Investments: 100.3%
	(Cost $9,084,012)	9,671,144
	Liabilities in Excess of Other Assets: (0.3)%	(27,077)
	Net Assets: 100.0%	$9,644,067

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at October 31, 2009, Continued

1	Seven day yield.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 73.3%
	Class 1 & 2 Funds: 9.5%^
166,870	iShares MSCI Emerging Markets Index Fund	$6,267,637
44,800	iShares S&P North America Tech-Multimedia Network Fund	1,128,960
	Total Class 1 & 2 Funds
	(Cost $6,937,271)	7,396,597
	Class 3 Funds: 63.8%^
44,737	AllianceBernstein Small/Mid Cap Value Fund - Class A	567,262
117,628	AllianceBernstein Small/Mid Cap Value Fund - Advisor Class	1,512,702
66,000	Ariel Fund	2,203,071
63,900	Claymore/Sabrient Insider Fund	1,518,903
89,000	Claymore/Zacks Multi-Asset Income Fund	1,484,520
74,298	Dodge & Cox International Stock Fund	2,274,269
75,617	FMI Common Stock Fund	1,535,781
153,350	iShares MSCI EAFE Value Index Fund	7,564,755
115,900	iShares Russell Mid Cap Value Index Fund	3,898,876
120,603	John Hancock Classic Value Fund	1,664,321
38,740	Legg Mason Capital Management Value Fund - Institutional Class*	1,537,190
73,327	Oakmark Fund	2,494,592
145,422	Oakmark International Fund	2,331,108
227,545	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)1*	2,243,593
34,000	PowerShares FTSE RAFI U.S. 1000 Portfolio	1,504,840
158,754	Rydex S&P Equal Weight Fund	5,702,444
191,719	T. Rowe Price International Stock Fund	2,304,462
118,300	Vanguard European Stock ETF	5,715,073
109,877	Yacktman Fund	1,576,729
	Total Class 3 Funds
	(Cost $45,806,086)	49,634,491
	Total Investment Companies
	(Cost $52,743,357)	57,031,088

Contracts (100 shares per contract)
	OPTIONS: 2.5%
	Put Options: 2.5%
2,670	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $102	539,340
2,430	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $103	568,620
1,680	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $104	463,680
1,000	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $106	370,000
	Total Options
	(Cost $1,460,331)	1,941,640

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at October 31, 2009, Continued

Shares		Value
	SHORT-TERM INVESTMENT: 13.4%
10,458,249	AIM STIT - Treasury Portfolio, 0.050%2	$10,458,249
	Total Short-Term Investment
	(Cost $10,458,249)	10,458,249
	Total Investments: 89.2%
	(Cost $64,661,937)	69,430,977
	Other Assets in Excess of Liabilities: 10.8%	8,423,075
	Net Assets: 100.0%	$77,854,052

1	A portion of this security is considered illiquid. As of October 30, 2009, the portion considered illiquid was $97,071 or 0.1% of net assets. See Note 7 of Notes to Financial Statements.
2	Seven day yield.
*	Non-income producing.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at October 31, 2009

Shares		Value
	INVESTMENT COMPANIES: 83.2%
	Class 1 & 2 Funds: 5.7%^
7,630	iShares MSCI Emerging Markets Index Fund	$286,583
2,350	iShares S&P North America Tech-Multimedia Network Fund	59,220
1,700	Vanguard Emerging Markets Fund	63,920
	Total Class 1 & 2 Funds
	(Cost $402,961)	409,723
	Class 3 Funds: 36.8%^
3,200	AllianceBernstein Large Cap Growth Fund*	68,954
7,258	AllianceBernstein Small/Mid Cap Value Fund - Advisor Class	93,337
3,150	Ariel Fund	105,138
1,373	BlackRock International Opportunities Portfolio	41,550
3,300	Claymore/Sabrient Insider Fund	78,441
5,600	Claymore/Zacks Multi-Asset Income Fund	93,408
3,848	Dodge & Cox International Stock Fund	117,783
3,294	FMI Common Stock Fund	66,900
9,022	iShares MSCI EAFE Value Index Fund	445,055
6,400	iShares Russell Mid Cap Value Index Fund	215,296
5,708	John Hancock Classic Value Fund	78,768
2,291	Oakmark Fund	77,956
6,741	Oakmark International Fund	108,061
11,905	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)*	117,386
1,800	PowerShares FTSE RAFI U.S. 1000 Portfolio	79,668
10,422	Rydex S&P Equal Weight Fund	374,358
6,525	T. Rowe Price International Stock Fund	78,429
6,500	Vanguard European Stock ETF	314,015
5,506	Yacktman Fund	79,015
	Total Class 3 Funds
	(Cost $2,504,968)	2,633,518
	Class 4 Funds: 4.6%^
5,966	Matthews Asian Growth & Income Fund	90,988
8,429	Merger Fund	129,638
2,804	Permanent Portfolio Fund	105,078
	Total Class 4 Funds
	(Cost $312,500)	325,704
	Class 5 Funds: 36.1%^
18,575	Eaton Vance Floating Rate Fund	156,955
15,965	FPA New Income Fund	176,094
2,150	iShares Barclays 1-3 Year Treasury Bond Fund	180,729
1,820	iShares Barclays TIPS Bond Fund	189,298
2,000	iShares iBoxx $Investment Grade Corporate Bond Fund	211,360
14,697	John Hancock Strategic Income Fund	90,827
15,811	Loomis Sayles Bond Fund	205,699
10,765	Loomis Sayles Global Bond Fund	174,507
36,865	MainStay High Yield Corporate Bond Fund	204,969

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at October 31, 2009, Continued

Shares		Value
	INVESTMENT COMPANIES: 83.2%, Continued
	Class 5 Funds: 36.1%^, Continued
8,039	PIMCO Emerging Markets Bond Fund	$82,316
21,591	PIMCO Foreign Bond Fund (US Dollar-Hedged)	223,462
28,343	PIMCO Total Return Fund - Institutional Class	310,075
18,084	Pioneer High Yield Fund - Class A	157,150
900	ProShares UltraShort 20+ Year Treasury Fund*	41,094
16,198	Western Asset Core Bond Fund	173,316
	Total Class 5 Funds
	(Cost $2,474,967)	2,577,851
	Total Investment Companies
	(Cost $5,695,396)	5,946,796

Contracts (100 shares per contract)
	OPTIONS: 1.5%
	Put Options: 1.5%
130	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $102	26,260
130	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $103	30,420
85	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $104	23,460
70	SPDR S&P 500 ETF, Expiration 11/21/09, Strike Price $106	25,900
	Total Options
	(Cost $76,079)	106,040

Shares		Value
	SHORT-TERM INVESTMENT: 9.2%
654,263	AIM STIT - Treasury Portfolio, 0.050%1	$654,263
	Total Short-Term Investment
	(Cost $654,263)	654,263
	Total Investments: 93.9%
	(Cost $6,425,738)	6,707,099
	Other Assets in Excess of Liabilities: 6.1%	437,083
	Net Assets: 100.0%	$7,144,182

1	Seven day yield.
*	Non-income producing.
^
CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs
Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^
CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK
Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^
CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs
Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at October 31, 2009, Continued

^
CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs
Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^
CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs
Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

(This Page Intentionally Left Blank.)

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Assets and Liabilities at October 31, 2009

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
ASSETS
Investments in securities, at value (identified cost $347,486,713,
$111,513,417, $49,780,950, $158,984,479, respectively) (Note 2)	$385,981,459	$122,919,015	$55,268,705	$167,824,603
Receivables:
Investment securities sold	360,000	—	66,000	—
Fund shares sold	594,187	777,725	242,093	315,142
Dividends and interest	80	11	48,491	353,449
Other receivables	10,826	3,905	—	1,424
Prepaid expenses	22,103	17,164	16,783	27,845
Total assets	386,968,655	123,717,820	55,642,072	168,522,463

LIABILITIES
Payables:
Investment securities purchased	—	600,641	418,535	2,092,676
Fund shares redeemed	1,101,245	378,569	706,996	37,900
Investment advisory fees, net	344,658	109,887	47,820	104,787
Adminstration fees	37,521	12,353	5,344	15,686
Custody fees	6,765	4,219	1,528	4,035
Fund accounting fees	14,737	9,357	2,655	10,442
Transfer agent fees	39,316	18,827	6,968	13,874
Chief Compliance Officer fees	704	739	470	479
Other accrued expenses	42,689	30,483	22,353	30,522
Total liabilities	1,587,635	1,165,075	1,212,669	2,310,401

NET ASSETS	$385,381,020	$122,552,745	$54,429,403	$166,212,062

Net assets applicable to shares outstanding	$385,381,020	$122,552,745	$54,429,403	$166,212,062
Shares outstanding; unlimited number
of shares authorized without par value	13,978,489	3,899,039	1,905,773	5,526,974
Net asset value, offering and redemption price per share	$27.57	$31.43	$28.56	$30.07

COMPONENTS OF NET ASSETS
Paid-in capital	$569,894,758	$186,830,236	$64,306,852	$160,089,828
Undistributed net investment income	1,916,151	485,378	235,075	3,005,418
Accumulated net realized loss on investments	(224,924,635)	(76,168,467)	(15,600,279)	(5,723,308)
Net unrealized appreciation on investments	38,494,746	11,405,598	5,487,755	8,840,124
Net assets	$385,381,020	$122,552,745	$54,429,403	$166,212,062

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Assets and Liabilities at October 31, 2009, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
ASSETS
Investments in securities, at value (identified cost $36,635,505,
$9,084,012, $64,661,937, $6,425,738, respectively) (Note 2)	$38,207,390	$9,671,144	$69,430,977	$6,707,099
Receivables:
Investment securities sold	27,155	—	8,601,888	601,948
Fund shares sold	135,157	—	154,210	—
Dividends and interest	3	2	505	5,923
Other receivables	—	—	2,193	—
Prepaid expenses	15,242	11,423	15,748	1,802
Total assets	38,384,947	9,682,569	78,205,521	7,316,772

LIABILITIES
Payables:
Investment securities purchased	—	—	—	104,899
Fund shares redeemed	204,740	3,285	236,490	37,000
Due to custodian (Note 6)	24,000	—	—	—
Investment advisory fees, net	35,857	4,770	69,418	5,818
Adminstration fees	2,170	1,284	8,124	1,021
Custody fees	1,342	1,428	2,161	2,079
Fund accounting fees	1,754	584	3,082	580
Transfer agent fees	5,544	3,445	8,434	3,820
Chief Compliance Officer fees	369	404	453	111
Other accrued expenses	24,177	23,302	23,307	17,262
Total liabilities	299,953	38,502	351,469	172,590

NET ASSETS	$38,084,994	$9,644,067	$77,854,052	$7,144,182

Net assets applicable to shares outstanding	$38,084,994	$9,644,067	$77,854,052	$7,144,182
Shares outstanding; unlimited number
of shares authorized without par value	1,847,754	553,569	4,621,585	277,800
Net asset value, offering and redemption price per share	$20.61	$17.42	$16.85	$25.72

COMPONENTS OF NET ASSETS
Paid-in capital	$64,022,527	$16,122,645	$119,522,683	$6,945,759
Undistributed net investment income	193,202	86,250	197,645	17,177
Accumulated net realized loss on investments	(27,702,620)	(7,151,960)	(46,635,316)	(100,115)
Net unrealized appreciation on investments	1,571,885	587,132	4,769,040	281,361
Net assets	$38,084,994	$9,644,067	$77,854,052	$7,144,182

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2009

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$6,428,671	$2,113,654	$1,643,545	$6,003,599
Interest	2,485	1,337	550	6,741
Total investment income	6,431,156	2,114,991	1,644,095	6,010,340

EXPENSES (NOTE 3)
Investment advisory fees	3,748,002	1,255,576	541,098	1,051,379
Transfer agent fees	395,835	154,162	64,661	162,172
Administration fees	206,595	69,602	30,013	83,298
Fund accounting fees	104,642	47,565	17,000	48,937
Reports to shareholders	64,185	39,200	21,717	30,765
Custody fees	39,081	23,496	8,275	15,772
Registration fees	35,492	20,531	13,785	19,027
Audit fees	22,329	21,844	18,326	18,829
Miscellaneous expenses	17,143	8,780	2,983	2,294
Trustee fees	14,690	7,967	6,167	9,093
Interest expense (Note 6)	7,672	4,186	1,964	987
Insurance expense	5,335	3,161	1,899	2,976
Chief Compliance Officer fees	4,723	4,767	4,494	4,507
Legal fees	1,480	2,994	1,369	2,730
Total expenses	4,667,204	1,663,831	733,751	1,452,766
Plus: prior year fees waived subject to recoupment	—	—	—	34,389
Less: expenses paid indirectly (Note 3)	(174,245)	(36,016)	(22,041)	(28,087)
Net expenses	4,492,959	1,627,815	711,710	1,459,068
Net investment income	1,938,197	487,176	932,385	4,551,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(162,936,254)	(50,015,480)	(12,553,408)	(2,549,375)
Capital gain distributions from regulated investment companies	2,528,867	490,704	669,576	1,114,603
Change in net unrealized appreciation on investments	168,371,477	52,100,024	15,223,369	11,162,506
Net realized and unrealized gain on investments	7,964,090	2,575,248	3,339,537	9,727,734
Net increase in net assets
resulting from operations	$9,902,287	$3,062,424	$4,271,922	$14,279,006

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2009, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund*
INVESTMENT INCOME
Dividends	$745,725	$303,038	$1,638,383	$44,278
Interest	516	425	14,132	165
Total investment income	746,241	303,463	1,652,515	44,443

EXPENSES (NOTE 3)
Investment advisory fees	377,897	98,936	839,065	18,177
Transfer agent fees	49,032	25,285	79,993	8,531
Registration fees	23,501	11,965	7,884	2,576
Reports to shareholders	21,730	13,084	20,574	8,527
Administration fees	20,504	15,126	46,610	5,856
Audit fees	18,308	18,327	14,630	12,651
Fund accounting fees	12,266	4,045	20,715	1,317
Custody fees	9,952	12,318	13,583	6,549
Trustee fees	5,918	5,094	5,462	2,240
Chief Compliance Officer fees	4,398	4,439	3,719	1,677
Legal fees	3,240	3,042	6,482	2,345
Interest expense (Note 6)	2,381	1,577	1,396	—
Miscellaneous expenses	2,027	1,202	3,409	984
Insurance expense	1,885	1,486	2,331	176
Total expenses	553,039	215,926	1,065,853	71,606
Less: fees waived	—	(67,480)	—	(44,340)
Less: expenses paid indirectly (Note 3)	—	—	(15,804)	—
Net expenses	553,039	148,446	1,050,049	27,266
Net investment income	193,202	155,017	602,466	17,177

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(10,455,094)	(3,914,321)	(27,562,493)	(101,139)
Written options	—	—	24,994	1,000
Net realized loss	(10,455,094)	(3,914,321)	(27,537,499)	(100,139)
Capital gain distributions from regulated investment companies	—	—	229,485	24
Change in net unrealized appreciation on investments	11,795,304	3,160,094	24,672,102	281,361
Net realized and unrealized gain (loss) on investments	1,340,210	(754,227)	(2,635,912)	181,246
Net increase (decrease) in net assets
resulting from operations	$1,533,412	$(599,210)	$(2,033,446)	$198,423

*	Fund commenced operations on May 29, 2009.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,938,197	$14,248,027
Net realized loss on investments	(162,936,254)	(92,784,754)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	—	102,875
Capital gain distributions from regulated investment companies	2,528,867	28,284,244
Change in net unrealized appreciation (depreciation) on investments	168,371,477	(339,924,731)
Net increase (decrease) in net assets resulting from operations	9,902,287	(390,074,339)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(22,046)	(14,248,027)
From net realized gain	—	(69,277,128)
Distribution in excess	—	(2,370,534)
Total distributions to shareholders	(22,046)	(85,895,689)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a) (b)	(96,081,883)	6,250,202
Total decrease in net assets	(86,201,642)	(469,719,826)

NET ASSETS
Beginning of year	471,582,662	941,302,488
End of year	$385,381,020	$471,582,662
Undistributed net investment income	$1,916,151	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,972,045	$96,880,841	7,897,695	$303,813,415
Shares issued in reinvestment of distributions	864	21,373	1,998,630	83,542,723
Shares redeemed (b)	(8,330,409)	(192,984,097)	(10,518,039)	(381,105,936)
Net increase (decrease)	(4,357,500)	$(96,081,883)	(621,714)	$6,250,202

(b)	Net of redemption fees of $57,286 and $97,353, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$487,176	$4,807,675
Net realized loss on investments	(50,015,480)	(35,401,973)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	—	25,308
Capital gain distributions from regulated investment companies	490,704	8,429,476
Change in net unrealized appreciation (depreciation) on investments	52,100,024	(121,602,477)
Net increase (decrease) in net assets resulting from operations	3,062,424	(143,741,991)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,798)	(4,807,675)
From net realized gain	—	(24,325,561)
Distribution in excess	—	(1,213,377)
Total distributions to shareholders	(1,798)	(30,346,613)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(37,706,091)	1,181,425
Total decrease in net assets	(34,645,465)	(172,907,179)

NET ASSETS
Beginning of year	157,198,210	330,105,389
End of year	$122,552,745	$157,198,210
Undistributed net investment income	$485,378	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,262,475	$35,027,553	2,943,545	$133,606,110
Shares issued in reinvestment of distributions	63	1,777	614,752	30,006,041
Shares redeemed (b)	(2,740,154)	(72,735,421)	(3,823,522)	(162,430,726)
Net increase (decrease)	(1,477,616)	$(37,706,091)	(265,225)	$1,181,425

(b)	Net of redemption fees of $20,252 and $49,813, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Conservative Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$932,385	$1,848,590
Net realized loss on investments	(12,553,408)	(7,239,261)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	—	21,817
Capital gain distributions from regulated investment companies	669,576	3,505,802
Change in net unrealized appreciation (depreciation) on investments	15,223,369	(24,246,618)
Net increase (decrease) in net assets resulting from operations	4,271,922	(26,109,670)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(868,051)	(1,987,645)
From net realized gains	—	(7,341,205)
Total distributions to shareholders	(868,051)	(9,328,850)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)(b)	(10,440,323)	(7,734,587)
Total decrease in net assets	(7,036,452)	(43,173,107)

NET ASSETS
Beginning of year	61,465,855	104,638,962
End of year	$54,429,403	$61,465,855
Undistributed net investment income	$235,075	$170,741

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	679,853	$17,523,867	896,123	$29,279,776
Shares issued in reinvestment of distributions	32,460	826,772	258,599	8,957,870
Shares redeemed (b)	(1,149,347)	(28,790,962)	(1,421,852)	(45,972,233)
Net decrease	(437,034)	$(10,440,323)	(267,130)	$(7,734,587)

(b)	Net of redemption fees of $4,222 and $27,722, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Flexible Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,551,272	$5,792,986
Net realized loss on investments	(2,549,375)	(4,580,541)
Capital gain distributions from regulated investment companies	1,114,603	1,326,928
Change in net unrealized appreciation (depreciation) on investments	11,162,506	(8,100,376)
Net increase (decrease) in net assets resulting from operations	14,279,006	(5,561,003)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,628,578)	(5,533,696)
Total distributions to shareholders	(5,628,578)	(5,533,696)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	10,952,049	24,488,753
Total increase in net assets	19,602,477	13,394,054

NET ASSETS
Beginning of year	146,609,585	133,215,531
End of year	$166,212,062	$146,609,585
Undistributed net investment income	$3,005,418	$4,082,724

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,770,137	$107,313,875	2,831,705	$84,456,631
Shares issued in reinvestment of distributions	198,108	5,535,133	184,656	5,463,956
Shares redeemed (b)	(3,552,502)	(101,896,959)	(2,212,285)	(65,431,834)
Net increase	415,743	$10,952,049	804,076	$24,488,753

(b)	Net of redemption fees of $16,424 and $12,951, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$193,202	$571,465
Net realized loss on investments	(10,455,094)	(17,286,571)
Capital gain distributions from regulated investment companies	—	14,118
Change in net unrealized appreciation (depreciation) on investments	11,795,304	(18,378,142)
Net increase (decrease) in net assets resulting from operations	1,533,412	(35,079,130)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(571,465)
From net realized gain	—	(169,209)
Distribution in excess	—	(303,378)
Total distributions to shareholders	—	(1,044,052)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(6,976,806)	28,325,231
Total decrease in net assets	(5,443,394)	(7,797,951)

NET ASSETS
Beginning of year	43,528,388	51,326,339
End of year	$38,084,994	$43,528,388
Undistributed net investment income	$193,202	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,296,419	$24,126,383	3,479,288	$98,185,886
Shares issued in reinvestment of distributions	—	—	33,499	1,013,021
Shares redeemed (b)	(1,732,773)	(31,103,189)	(2,756,588)	(70,873,676)
Net increase (decrease)	(436,354)	$(6,976,806)	756,199	$28,325,231

(b)	Net of redemption fees of $0 and $5,236, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$155,017	$245,203
Net realized loss on investments	(3,914,321)	(3,219,811)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	—	15,169
Capital gain distributions from regulated investment companies	—	9,614
Change in net unrealized appreciation (depreciation) on investments	3,160,094	(4,952,023)
Net decrease in net assets resulting from operations	(599,210)	(7,901,848)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(68,767)	(245,203)
From net realized gain	—	(100,316)
Distribution in excess	—	(27,232)
Total distributions to shareholders	(68,767)	(372,751)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(2,743,483)	816,117
Total decrease in net assets	(3,411,460)	(7,458,482)

NET ASSETS
Beginning of year	13,055,527	20,514,009
End of year	$9,644,067	$13,055,527
Undistributed net investment income	$86,250	$—

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	713,042	$11,219,348	945,405	$22,219,949
Shares issued in reinvestment of distributions	4,198	67,923	13,498	366,055
Shares redeemed (b)	(933,657)	(14,030,754)	(880,436)	(21,769,887)
Net increase (decrease)	(216,417)	$(2,743,483)	78,467	$816,117

(b)	Net of redemption fees of $0 and $4,928, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$602,466	$3,867
Net realized loss on investments	(27,562,493)	(19,496,373)
Net realized gain on written options	24,994	—
Capital gain distributions from regulated investment companies	229,485	116,167
Change in net unrealized appreciation (depreciation) on investments	24,672,102	(19,903,062)
Net decrease in net assets resulting from operations	(2,033,446)	(39,279,401)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(411,024)	—
Total distributions to shareholders	(411,024)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(330,588)	119,908,511
Total increase (decrease) in net assets	(2,775,058)	80,629,110

NET ASSETS
Beginning of year/period	80,629,110	—
End of year/period	$77,854,052	$80,629,110
Undistributed net investment income	$197,645	$3,867

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	October 31, 2009		October 31, 2008*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,509,425	$71,999,529	6,459,950	$158,859,592
Shares issues in reinvestment of dividends	24,365	409,824	—	—
Shares redeemed (b)	(4,515,582)	(72,739,941)	(1,856,573)	(38,951,081)
Net increase (decrease)	18,208	$(330,588)	4,603,377	$119,908,511

*	Fund commenced operations February 29, 2008.
(b)	Net of redemption fees of $8,685 and $5,220, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Statements of Changes in Net Assets

Period Ended
October 31, 2009*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$17,177
Net realized loss on investments	(101,139)
Net realized gain on written options	1,000
Capital gain distributions from regulated investment companies	24
Change in net unrealized appreciation on investments	281,361
Net increase in net assets resulting from operations	198,423

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	6,945,759
Total increase in net assets	7,144,182

NET ASSETS
Beginning of period	—
End of period	$7,144,182
Undistributed net investment income	$17,177

(a)	Summary of capital share transactions is as follows:

	Period Ended
	October 31, 2009*
	Shares	Value
Shares sold	286,749	$7,176,701
Shares redeemed (b)	(8,949)	(230,942)
Net increase	277,800	$6,945,759

*	Fund commenced operations May 29, 2009.
(b)	Net of redemption fees of $36.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2009		2008		2007	2006	2005
Net asset value, beginning of year	$25.72		$49.65		$40.54	$35.62	$31.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.14		0.74		0.42	(0.03)	0.30
Net realized and unrealized gain (loss) on investments	1.71		(20.21)		11.70	7.17	4.58
Total from investment operations	1.85		(19.47)		12.12	7.14	4.88

LESS DISTRIBUTIONS:
From net investment income	(0.00	)(3)	(0.74)		(0.42)	(0.01)	(0.29)
From net realized gain	—		(3.60)		(2.59)	(2.22)	(0.42)
Distribution in excess	—		(0.12)		—	—	—
Total distributions	(0.00	)(3)	(4.46)		(3.01)	(2.23)	(0.71)
Paid-in capital from redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.00 (3)	0.01	0.01
Net asset value, end of year	$27.57		$25.72		$49.65	$40.54	$35.62
Total return	7.20%		(42.67	)%(2)	31.55%	20.70%	15.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$385.4		$471.5		$941.3	$656.0	$338.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.25%		1.16%		1.15%	1.23%	1.27%
After expenses absorbed(5)	1.20%		1.11%		1.11%	1.19%	1.27%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	0.47%		1.78%		0.85%	(0.14%)	0.84%
After expenses absorbed(6)	0.52%		1.83%		0.89%	(0.10%)	0.84%
Portfolio turnover rate	201%		167%		84%	112%	129%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (42.69)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Excluding expenses paid indirectly, the ratio of  expenses to average net assets would have been 1.25%, 1.16%, 1.15% and 1.23% for the years ended October 31, 2009, October 31,2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)
Excluding expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.47%, 1.77%, 0.85% and (0.14)% for the years ended, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$29.24		$58.51	$44.20	$38.09	$32.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.12		0.84	0.37	(0.04)	0.18
Net realized and unrealized gain (loss) on investments	2.07		(24.84)	15.86	7.67	6.05
Total from investment operations	2.19		(24.00)	16.23	7.63	6.23

LESS DISTRIBUTIONS:
From net investment income	(0.00	)(2)	(0.84)	(0.36)	—	(0.31)
From net realized gain	—		(4.23)	(1.58)	(1.58)	(0.45)
Distribution in excess	—		(0.21)	—	—	—
Total distributions	(0.00	)(2)	(5.28)	(1.94)	(1.58)	(0.76)
Paid-in capital from redemption fees (Note 2)	0.00		0.01	0.02	0.06	0.02
Net asset value, end of year	$31.43		$29.24	$58.51	$44.20	$38.09
Total return	7.49%		(44.63)%	37.99%	20.52%	19.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$122.6		$157.2	$330.1	234.8	$70.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.33%		1.23%	1.24%	1.28%	1.42%
After fees waived or recouped(4)	1.30%		1.20%	1.20%	1.27%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.36%		1.76%	0.70%	(0.14%)	0.42%
After fees waived or recouped(5)	0.39%		1.79%	0.74%	(0.13%)	0.34%
Portfolio turnover rate	213%		181%	95%	119%	116%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.33%, 1.23%, 1.24% and 1.31% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Excluding expenses paid indirectly, the ratio of net investment loss to average net assets would have been 0.36%, 1.76%, 0.70% and (0.18)% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

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FundX Conservative Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2009	2008		2007	2006	2005
Net asset value, beginning of year	$26.24	$40.09		$35.89	$32.11	$30.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.42	0.71		0.55	0.25	0.56
Net realized and unrealized gain (loss) on investments	2.27	(11.00)		5.55	5.28	2.65
Total from investment operations	2.69	(10.29)		6.10	5.53	3.21

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.76)		(0.43)	(0.32)	(0.49)
From net realized gain	—	(2.81)		(1.48)	(1.44)	(0.67)
Total distributions	(0.37)	(3.57)		(1.91)	(1.76)	(1.16)
Paid-in capital from redemptions fees (Note 2)	0.00 (3)	0.01		0.01	0.01	0.00 (3)
Net asset value, end of year	$28.56	$26.24		$40.09	$35.89	$32.11
Total return	10.44%	(27.81	)%(2)	17.68%	17.82%	10.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$54.4	$61.5		$104.6	$78.3	$43.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.36%	1.29%		1.27%	1.36%	1.48%
After fees absorbed or recouped(5)	1.32%	1.24%		1.25%	1.45%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.68%	2.10%		1.34%	0.72%	1.59%
After fees absorbed or recouped(6)	1.72%	2.15%		1.36%	0.63%	1.57%
Portfolio turnover rate	137%	156%		101%	111%	107%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (27.83)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.36%, 1.29%, 1.30% and 1.50% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)
Excluding expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.68%, 2.10%, 1.30% and 0.58% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

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FundX Flexible Income Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$28.68	$30.93	$29.46	$28.33	$28.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.07	1.04	1.08	1.23	1.10
Net realized and unrealized gain (loss) on investments	1.65	(2.05)	1.35	0.99	(0.34)
Total from investment operations	2.72	(1.01)	2.43	2.22	0.76

LESS DISTRIBUTIONS:
From net investment income	(1.33)	(0.38)	(0.96)	(1.09)	(1.09)
From net realized gain	—	(0.86)	—	—	(0.06)
Total distributions	(1.33)	(1.24)	(0.96)	(1.09)	(1.15)
Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01
Net asset value, end of year	$30.07	$28.68	$30.93	$29.46	$28.33
Total return	9.86%	(3.39)%	8.43%	8.06%	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$166.2	$146.6	$133.2	$70.2	$38.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	0.97%	0.93%	0.95%	1.09%	1.27%
After fees waived/recouped and expenses absorbed(4)	0.97%	0.94%	0.93%	0.93%	0.99%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	3.03%	3.82%	4.33%	4.54%	4.08%
After fees waived/recouped and expenses absorbed(5)	3.03%	3.81%	4.35%	4.70%	4.36%
Portfolio turnover rate	124%	125%	51%	76%	83%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 0.99%, 0.99%, 0.99% and 0.99% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Excluding expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.01%, 3.76%, 4.29% and 4.64% for the years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

The accompanying notes are an integral part of these financial statements.

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FundX ETF Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year/period

	Years Ended October 31,		Period Ended
	2009	2008	October 31, 2007*
Net asset value, beginning of year / period	$19.06	$33.59	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)(1)	0.10	0.30	(0.06)
Net realized and unrealized gain (loss) on investments	1.45	(14.28)	8.65
Total from investment operations	1.55	(13.98)	8.59

LESS DISTRIBUTIONS:
From net investment income	—	(0.30)	—
From net realized gain	—	(0.09)	—
Distribution in excess	—	(0.16)	—
Total distributions	—	(0.55)	—
Paid-in capital from redemption fees (Note 2)	—	0.00 (2)	0.00	(2)
Net asset value, end of year / period	$20.61	$19.06	$33.59
Total return	8.13%	(42.24)%	34.36	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$38.1	$43.5	$51.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.46%	1.33%	1.79	%+
After fees waived and expenses absorbed	1.46%	1.39%	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.51%	0.93%	(0.95	)%+
After fees waived and expenses absorbed	0.51%	0.87%	(0.66	)%+
Portfolio turnover rate	450%	407%	159	%^

*	Fund commenced operations January 31, 2007.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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FundX ETF Upgrader Fund

Financial Highlights For a capital share outstanding throughout the year/period

	Years Ended October 31,			Period Ended
	2009	2008		October 31, 2007*
Net asset value, beginning of year / period	$16.96	$29.67		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)(1)	0.24	0.36		(0.07)
Net realized and unrealized gain (loss) on investments	0.30	(12.55)		4.74
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions (Note 2)	—	0.02		—
Total from investment operations	0.54	(12.17)		4.67

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.36)		—
From net realized gain	—	(0.15)		—
Distribution in excess	—	(0.04)		—
Total distributions	(0.08)	(0.55)		—
Paid-in capital from redemption fees (Note 2)	—	0.01		0.00
Net asset value, end of year / period	$17.42	$16.96		$29.67
Total return	3.25%	(41.68	)%(2)	18.68	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$9.6	$13.1		$20.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	2.18%	1.83%		2.07	%+
After fees waived and expenses absorbed	1.50%	1.50%		1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.89%	1.21%		(1.03	)%+
After fees waived and expenses absorbed	1.57%	1.54%		(0.46	)%+
Portfolio turnover rate	547%	547%		271	%^

*	Fund commenced operations January 31, 2007.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (41.74)%.

(3)	Does not include expenses of investment companies in which the Fund invests.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Upgrader Fund

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*
Net asset value, beginning of year / period	$17.52	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.00	(1)
Net realized and unrealized loss on investments	(0.71)	(7.48)
Total from investment operations	(0.58)	(7.48)
Paid-in capital from redemption fees (Note 2)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.09)	—
Total distributions	(0.09)	—
Net asset value, end of year / period	$16.85	$17.52
Total return	(3.29)%	(29.92	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$77.9	$80.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expenses absorbed	1.27%	1.24	%+
After expenses absorbed(2)	1.25%	1.24	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expenses absorbed	0.70%	0.01	%+
After expenses absorbed(3)	0.72%	0.01	%+
Portfolio turnover rate	1118%	204	%^

*	Fund commenced operations February 29, 2008.
(1)	Amount is less than $0.01.
(2)
Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.27% for the year ended October 31, 2009.  No expenses were paid indirectly for the period ended October 31, 2008.

(3)
Excluding expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.70% for the year ended October 31, 2009.  No expenses were paid indirectly for the period ended October 31, 2008.

^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Total Return Fund

Financial Highlights For a capital share outstanding throughout the period

	Period Ended
	October 31, 2009*
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06
Net realized and unrealized gain on investments	0.66
Total from investment operations	0.72
Paid-in capital from redemption fees (Note 2)	0.00	(1)
Net asset value, end of period	$25.72
Total return	2.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.94	%+
After fees waived and expenses absorbed	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.49	)%+
After fees waived and expenses absorbed	0.95	%+
Portfolio turnover rate	109	%^

*	Fund commenced operations May 29, 2009.
(1)	Amount is less than $0.01.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009

Note 1 – Organization

FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

FundX Upgrader Fund (“Upgrader Fund”) commenced operations on November 1, 2001.  FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”) and FundX Flexible Income Fund (“Flexible Income Fund”) commenced operations on July 1, 2002.  FundX ETF Aggressive Upgrader Fund (“ETF Aggressive Fund”) and FundX ETF Upgrader Fund (“ETF Upgrader Fund”) commenced operations on January 31, 2007.  FundX Tactical Upgrader Fund (“Tactical Fund”) commenced operations on February 29, 2008.  FundX Tactical Total Return Fund (“Tactical Total Return Fund”) commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.  The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.  The investment objective of the ETF Aggressive Fund and the ETF Upgrader Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration.  The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Trustees.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of October 31, 2009 the Funds did not hold securities for which quotations were not readily available.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period.  Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid.  In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.  See Note 7 for further details.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2009:

FundX Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$385,714,752	$—	$—	$385,714,752
Short-Term Investments	266,707	—	—	266,707
Total Investments in Securities	$385,981,459	$—	$—	$385,981,459

FundX Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$122,624,081	$—	$—	$122,624,081
Short-Term Investments	294,934	—	—	294,934
Total Investments in Securities	$122,919,015	$—	$—	$122,919,015

FundX Conservative Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$54,778,775	$—	$—	$54,778,775
Short-Term Investments	489,930	—	—	489,930
Total Investments in Securities	$55,268,705	$—	$—	$55,268,705

FundX Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$161,350,027	$—	$—	$161,350,027
Short-Term Investments	6,474,576	—	—	6,474,576
Total Investments in Securities	$167,824,603	$—	$—	$167,824,603

FundX ETF Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$38,206,396	$—	$—	$38,206,396
Short-Term Investments	994	—	—	994
Total Investments in Securities	$38,207,390	$—	$—	$38,207,390

FundX ETF Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$9,635,438	$—	$—	$9,635,438
Short-Term Investments	35,706	—	—	35,706
Total Investments in Securities	$9,671,144	$—	$—	$9,671,144

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

FundX Tactical Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$57,031,088	$—	$—	$57,031,088
Options	1,941,640	—	—	1,941,640
Short-Term Investments	10,458,249	—	—	10,458,249
Total Investments in Securities	$69,430,977	$—	$—	$69,430,977

FundX Tactical Total Return Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$5,946,796	$—	$—	$5,946,796
Options	106,040	—	—	106,040
Short-Term Investments	654,263	—	—	654,263
Total Investments in Securities	$6,707,099	$—	$—	$6,707,099

B.
Federal Income Taxes.  The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At October 31, 2009, the following capital loss carryforwards were available:

	Expires:
	2013	2014	2015	2016	2017	Total
Upgrader Fund	—	—	—	$62,180,492	$161,841,559	$224,022,051
Aggressive Fund	—	—	—	26,248,267	49,920,200	76,168,467
Conservative Fund	—	—	—	3,712,677	11,867,239	15,579,916
Flexible Income Fund	$292,536	$449,870	$239,089	3,236,860	1,435,860	5,654,215
ETF Aggressive Fund	—	—	—	16,466,172	11,153,724	27,619,896
ETF Upgrader Fund	—	—	—	2,932,129	4,209,233	7,141,362
Tactical Fund	—	—	—	18,134,337	27,161,232	45,295,569
Tactical Total Return Fund	—	—	—	—	69,485	69,485

At October 31, 2009 the Tactical Fund and Tactical Total Return Fund deferred on a tax basis straddle losses of $164,015 and $8,774, respectively.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008 for the Upgrader Fund, Aggressive Fund, Conservative Fund and Flexible Income Fund; 2007-2008 for the ETF Aggressive Fund and ETF Upgrader Fund; 2008 for the Tactical Fund), or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days, except for the ETF Aggressive Fund and ETF Upgrader Fund which charge a 2.00% redemption fee on shares held less than 7 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Options Contracts.  When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The activity in options written during the fiscal year ended October 31, 2009, is as follows:

FundX Tactical Upgrader Fund
Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	1,250	24,994
Options exercised	—	—
Options expired	(1,250)	(24,994)
Options closed	—	—
Options outstanding, end of year	—	$—

FundX Tactical Total Return Fund
Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	50	1,000
Options exercised	—	—
Options expired	(50)	(1,000)
Options closed	—	—
Options outstanding, end of year	—	$—

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

The Funds’ have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities.  The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation in a market advance.  As of the fiscal year ended October 31, 2009, the Tactical Fund and Tactical Total Return Fund had 2.5% and 1.5% of net assets, respectively, invested in purchased equity put options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of October 31, 2009:

FundX Tactical Upgrader Fund
	Asset Derivatives
	Statement of Assets and Liabilities Location	Market Value
Equity Contracts	Investments in securities, at value	$1,941,640
Total		$1,941,640

There were no liability derivatives as of October 31, 2009.

FundX Tactical Total Return Fund
	Asset Derivatives
	Statement of Assets and Liabilities Location	Market Value
Equity Contracts	Investments in securities, at value	$106,040
Total		$106,040

There were no liability derivatives as of October 31, 2009.

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year / period ended October 31, 2009:

FundX Tactical Upgrader Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Purchased Options	Written Options	Total
Equity Contracts	$(1,454,077)	$24,994	$(1,429,083)
Total	$(1,454,077)	$24,994	$(1,429,083)

Change in Unrealized Appreciation on Derivatives Recognized in Income
	Purchased Options	Written Options	Total
Equity Contracts	$481,309	$—	$481,309
Total	$481,309	$—	$481,309

FundX Tactical Total return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Purchased Options	Written Options	Total
Equity Contracts	$(59,868)	$1,000	$(58,868)
Total	$(59,868)	$1,000	$(58,868)

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

Change in Unrealized Appreciation on Derivatives Recognized in Income

	Purchased Options	Written Options	Total
Equity Contracts	$29,961	$—	$29,961
Total	$29,961	$—	$29,961

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended October 31, 2009, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-in capital
Upgrader Fund	—	(66,317)	66,317
Aggressive Fund	—	340,461	(340,461)
Conservative Fund	—	—	—
Flexible Income Fund	—	—	—
ETF Aggressive Fund	—	287,782	(287,782)
ETF Upgrader Fund	—	19,186	(19,186)
Tactical Fund	2,336	52,904	(55,240)
Tactical Total Return Fund	—	—	—

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through December 23, 2009, the date the financial statements were available to be issued.

Note 3 – Commitments and Other Related Party Transactions

DAL Investment Company, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on nest assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund.  For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.  For the ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each fund.  For the fiscal year ended October 31, 2009, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund incurred $3,748,002, $1,255,576, $541,098, $1,051,379, $377,897, $98,936, $839,065 and $18,177 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds expenses so that their ratio of expenses to average net assets will not exceed the following:

Upgrader Fund	1.50%	ETF Aggressive Fund	1.50%
Aggressive Fund	1.50%	ETF Upgrader Fund	1.50%
Conservative Fund	1.50%	Tactical Fund	1.50%
Flexible Income Fund	0.99%	Tactical Total Return Fund	1.50%

The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the fiscal year ended October 31, 2009 the Advisor waived $67,480 in fees for the ETF Upgrader Fund and $44,340 in fees for the Tactical Total Return Fund.

At October 31, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the ETF Upgrader Fund and Tactical Total Return Fund that may be recouped was $179,219 and $44,340, respectively.  The Advisor may recapture portions of the above amounts no later than the dates as stated below:

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

	October 31
	2010	2011	2012
ETF Upgrader Fund	$58,764	$52,975	$67,480
Tactical Total Return Fund	—	—	44,340

For the fiscal year ended October 31, 2009, fees of $34,389, waived by the Advisor in 2006, were recouped from the Flexible Income Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates:

$0 to $150 million	0.10% of average daily net assets
$150 to $500 million	0.05% of average daily net assets
$500 to $1 billion	0.04% of average daily net assets
Over $1 billion	0.03% of average daily net assets

Minimum annual fee - $30,000 for the first fund, $20,000 next three funds, $10,000 next two funds, $7,500 subsequent funds.

For the fiscal year ended October 31, 2009, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund incurred $206,595, $69,602, $30,013, $83,298, $20,504, $15,126, $46,610 and $5,856 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the fiscal year ended October 31, 2009, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were allocated $4,723, $4,767, $4,494, $4,507, $4,398, $4,439, $3,719 and $1,677 of the Trust’s Chief Compliance Officer Fee, respectively.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties.  USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank.  For the fiscal year ended October 31, 2009, this expense reduction, in the aggregate, equaled $174,245, $36,016, $22,041, $28,087 and $15,804, for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Tactical Fund, respectively.  These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”.  For the fiscal year ended October 31, 2009, there were no fees waived for the ETF Aggressive Fund, ETF Upgrader Fund and Tactical Total Return Fund.

During the fiscal year ended October 31, 2008, an investment was made by the Advisor that caused the FundX ETF Upgrader Fund to violate Section 12(d)(1)(a)(i) of the Investment Company Act of 1940.  In general, Section 12(d)(1)(a)(i) provides that a Fund may not acquire more than 3 percent of the total outstanding voting stock of another registered investment company.  Upon notification of the violation, the Advisor took corrective action and reimbursed the Fund for the loss caused by the violation in the amount of $15,169.  This payment from the Advisor comprises $0.02 of the Fund’s per share NAV as of October 31, 2008 and added 0.06% to the Fund’s total return for the fiscal year ended October 31, 2008.

During the fiscal year ended October 31, 2008, an investment was made by the Advisor that caused the FundX Upgrader Fund, FundX Aggressive Upgrader Fund and FundX  Conservative Upgrader Fund to violate Section 12(d)(1)(a)(i) of the Investment Company Act of 1940.  Upon notification of the violation, the Advisor took corrective action and paid $102,875, $25,308 and $21,817, respectively, to the Funds, as determined by the Board of Trustees.  These contributions from the Advisor comprised $0.006, $0.004 and $0.009 of the FundX Upgrader, FundX Aggressive Upgrader and FundX Conservative Upgrader Funds’ NAVs, respectively, as of October 31, 2008 and added 0.01%, 0.00% and 0.02%, respectively, to the Funds’ total returns for the fiscal year ended October 31, 2008.

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2009 are as follows:

	Purchases	Sales
Upgrader Fund	$761,964,287	$852,862,609
Aggressive Fund	269,710,884	306,276,422
Conservative Fund	74,436,979	83,618,903
Flexible Income Fund	189,581,174	181,405,624
ETF Aggressive Fund	170,229,195	176,736,429
ETF Upgrader Fund	54,054,753	56,726,115
Tactical Fund	823,333,702	844,836,410
Tactical Total Return Fund	10,543,919	4,807,250

Note 5 – Distributions to Shareholders

The tax character of distributions paid during 2009 and 2008 were as follows:

	2009	2008
FundX Upgrader Fund
Ordinary income	$22,046	$14,247,902
Distribution in excess	—	2,370,659
Short-term capital gain	—	21,189,156
Long-term capital gain	—	48,087,972

FundX Aggressive Upgrader Fund
Ordinary income	$1,798	$4,807,675
Distribution in excess	—	1,213,377
Long-term capital gain	—	7,942,066
Short-term capital gain	—	16,383,495

FundX Conservative Upgrader Fund
Ordinary income	$868,051	$1,987,645
Short-term capital gain	—	1,145,805
Long-term capital gain	—	6,195,400

FundX Flexible Income Fund
Ordinary income	$5,628,578	$5,533,696

FundX ETF Aggressive Upgrader Fund
Ordinary income	$—	$571,465
Distribution in excess	—	303,378
Short-term capital gain	—	169,209

FundX ETF Upgrader Fund
Ordinary income	$68,767	$245,203
Distribution in excess	—	27,232
Short-term capital gain	—	100,316

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

FundX Tactical Upgrader Fund
Ordinary income	$411,024	$—

For the fiscal year ended October 31, 2009, there were no distributions for the Tactical Total Return Fund.

As of October 31, 2009, components of distributable earnings on a tax basis were as follows:

		FundX	FundX	FundX
	FundX	Aggressive	Conservative	Flexible
	Upgrader	Upgrader	Upgrader	Income
	Fund	Fund	Fund	Fund
Cost of investments	$348,389,297	$111,513,417	$49,801,313	$159,053,572
Gross tax unrealized appreciation	41,207,673	12,315,271	5,564,003	8,891,210
Gross tax unrealized depreciation	(3,615,511)	(909,673)	(96,611)	(120,179)
Net tax unrealized appreciation	37,592,162	11,405,598	5,467,392	8,771,031
Undistributed ordinary income	1,916,151	485,378	235,075	3,005,418
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	1,916,151	485,378	235,075	3,005,418
Other accumulated gains/(losses)	(224,022,051)	(76,168,467)	(15,579,916)	(5,654,215)
Total accumulated earnings	$(184,513,738)	$(64,277,491)	$(9,877,449)	$6,122,234

	FundX ETF	FundX	FundX	FundX
	Aggressive	ETF	Tactical	Tactical
	Upgrader	Upgrader	Upgrader	Total Return
	Fund	Fund	Fund	Fund
Cost of investments	$36,718,229	$9,094,610	$65,728,767	$6,456,368
Gross tax unrealized appreciation	1,968,182	653,702	5,412,193	310,903
Gross tax unrealized depreciation	(479,021)	(77,168)	(1,709,983)	(60,172)
Net tax unrealized appreciation	1,489,161	576,534	3,702,210	250,731
Undistributed ordinary income	193,202	86,250	197,645	17,177
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	193,202	86,250	197,645	17,177
Other accumulated gains/(losses)	(27,619,896)	(7,141,362)	(45,568,486)	(69,485)
Total accumulated earnings	$(25,937,533)	$(6,478,578)	$(41,668,631)	$198,423

Differences between book losses and tax losses are attributable to the tax treatment of wash losses and straddle losses.

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund and Tactical Fund a credit facility pursuant to seven separate Loan and Security Agreements for each of the above mentioned Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  The Tactical Total Return Fund did not have a credit facility as of October 31, 2009.  For the fiscal year ended October 31, 2009, the average interest rate on the outstanding principal amount was 3.40%, 3.46%, 3.38%, 3.25%, 3.33%, 3.30% and 3.99%, respectively.  Advances are not collateralized by a first lien against the Funds’ assets.  During fiscal year ended October 31, 2009, the average outstanding average daily balances were $263,926, $107,505, $53,104, $21,614, $58,636, $42,683 and $46,153, respectively.  The maximum amounts outstanding for the current lending agreement during the fiscal year ended October 31, 2009 were $6,593,000, $2,464,000, $3,017,000, $1,488,000, $1,940,000, $722,000 and $2,853,000, respectively.  Interest expense amounted to $7,672, $4,186, $1,964, $987, $2,381, $1,577 and $1,396, respectively, for the fiscal year October 31, 2009.  At October 31, 2009, the ETF Aggressive Fund had a loan payable balance of $24,000.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2009, Continued

Note 7 – Investment Company Positions in Excess of 1% of Total Outstanding Shares

As discussed in Note 2, the sale of shares may be restricted on investment company positions that exceed 1% of the investment company’s total outstanding shares.  At October 31, 2009, the following Funds had holdings that exceed this 1% threshold.  Information concerning these investments is as follows:

FundX Upgrader Fund
		Market Value as of
Fund Name	Shares	October 31, 2009
AllianceBernstein Small/Mid Cap Value Fund – Advisor Class	234,397	$3,016,916
Ariel Appreciation Fund	108,986	3,372,034
Ariel Fund	101,487	3,387,622
Buffalo Mid Cap Fund	30,792	386,444
PIMCO International StocksPLUS TR Strategy Fund	21,821	215,155
	497,483	$10,378,171

Total net assets as of October 31, 2009		$385,381,020
Percentage of net assets in excess of 1% of total outstanding shares		2.7%

FundX Tactical Upgrader Fund
		Market Value as of
Fund Name	Shares	October 31, 2009
PIMCO International StocksPLUS TR Strategy Fund	9,875	$97,071

Total net assets as of October 31, 2009		$77,854,052
Percentage of net assets in excess of 1% of total outstanding shares		0.1%

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FundX Upgrader Funds

Report of Registered Independent Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX ETF Aggressive Upgrader Fund, the FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of October 31, 2009, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significantly estimated made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

          TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2009

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FundX Upgrader Funds

Trustees and Executive Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling (800) 536-3230.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
in Fund
	Position	Term of Office		Complex(2)	Other
Name, Age	with the	and Length		Overseen	Directorships
and Address	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	President, Talon Industries, Inc. (administrative, management	8	Trustee, Allegiant
(born 1943)	and Trustee	Since May 1991.	and business consulting); formerly, Executive Vice President		Funds.
2020 E. Financial Way			and Chief Operating Officer, Integrated Asset Management
Suite 100			(investment advisor and manager) and formerly, President,
Glendora, CA 91741			Value Line, Inc. (investment advisory and financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant; formerly, Chief Executive Officer,	8	The Dana Foundation;
(born 1939)		Since May 1991.	Rockefeller Trust Co., (prior thereto Senior Vice President),		The University of
2020 E. Financial Way			and Managing Director, Rockefeller & Co. (Investment Manager		Virginia Law School
Suite 100			and Financial Advisor); formerly, Senior Vice President, Norton		Foundation.
Glendora, CA 91741			Simon, Inc.

Carl A. Froebel	Trustee	Indefinite Term;	Owner, Golf Adventures, LLC, (Vacation Services); formerly	8	None.
(born 1938)		Since May 1991.	President and Founder, National Investor Data Services, Inc.
2020 E. Financial Way			(investment related computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July 2001; formerly, Executive Vice President,	8	Independent Trustee,
(born 1950)		Since May 1991.	Investment Company Administration, LLC (“ICA”)		The Managers Funds,
2020 E. Financial Way			(mutual fund administrator).		Managers AMG Funds;
Suite 100					Advisory Board
Glendora, CA 91741					Member, Sustainable
Growth Advisers, LP;
Independent Director,
Chase Investment
Counsel.

Officers of the Trust
Robert M. Slotky	President	Indefinite Term;	Senior Vice President, U.S. Bancorp Fund Services, LLC,	Not Applicable.	Not Applicable.
(born 1947)		Since Aug. 2002.	since July 2001.
2020 E. Financial Way	Chief	Indefinite Term;
Suite 100	Compliance	Since Sept. 2004
Glendora, CA 91741	Officer
	Anti-Money	Indefinite Term;
	Laundering	Since Dec. 2005.
Officer

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FundX Upgrader Funds

Trustees and Executive Officers, Continued

Number of
Portfolios
in Fund
	Position	Term of Office		Complex(2)	Other
Name, Age	with the	and Length		Overseen	Directorships
and Address	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Held

Eric W. Falkeis	Executive	Indefinite Term;	Senior Vice President, U.S. Bancorp Fund Services, LLC since	Not Applicable.	Not Applicable.
(born 1973)	Vice	Since November	September 2007; Chief Financial Officer,U.S. Bancorp Fund
615 East Michigan St.	President	2009.	Services, LLC, since April2006; Vice President, U.S.Bancorp Fund
Milwaukee, WI 53202			Services,LLC since 1997.

Patrick J. Rudnick	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services, LLC, since 2006;	Not Applicable.	Not Applicable.
(born 1973)		Since November	formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).
615 East Michigan St.		2009.
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite Term;	Vice President and Legal Compliance Officer, U.S. Bancorp Fund	Not Applicable.	Not Applicable.
(born 1968)		Since February	Services, LLC, since July 2007; formerly, Vice President and Senior
2020 E. Financial Way		2008.	Counsel, Wells Fargo Funds Management, LLC (2004-2007);
Suite 100			formerly, Vice President and Legal Compliance Officer,
Glendora, CA 91741			U.S. Bancorp Fund Services, LLC (1998-2004).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX ETF Upgrader Fund, FundX ETF Aggressive Upgrader Fund, FundX Tactical Upgrader Fund and FundX Upgrader Fund (the “Funds”) with DAL Investment Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for each of the Funds.  The Trustees noted that a factor in the expense ratio for certain of the Funds was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and such recoupment was fair.  The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of underlying fees, and that investors selecting these Funds were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectuses.

The Board specifically discussed the Advisor’s investment strategy for all of the FundX Funds and its use of other investment companies and exchange-traded funds (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest.  The Board then discussed whether the services provided under the Advisory Agreements were duplicative of the services provided under the Acquired Funds’ advisory contracts.

2.
The Funds’ historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications and also against other funds-of-funds (the “FOF Peer Group”).  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund’s performance was generally below the median of its peer group and FOF Peer Group for the relevant periods.

For the FundX Conservative Upgrader Fund, the Board noted that the Fund’s performance was generally in line with, or slightly above, its peer group and FOF Peer Group median.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Fund’s performance was generally below its peer group and FOF Peer Group median. The Board took into account the fact that the Fund was new with only a short performance history.

For the FundX ETF Upgrader Fund, the Board noted that the Fund’s performance was below the peer group and FOF Peer Group medians for the relevant periods.  The Board took into account the fact that the Fund was new with only a short performance history.

For the FundX Flexible Income Fund, the Board noted that the Fund’s performance was generally above the peer group and FOF Peer Group median for all of the relevant periods.

For the FundX Upgrader Fund, the Board noted that the Fund’s performance was in line with its peer group and FOF Peer Group median for the relevant periods and above the median over longer time periods.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the FundX Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%, and that the advisory fee and the Fund’s expenses were generally in line with, or slightly above, its peer group and FOF Peer Group median.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX Conservative Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ration of 1.50%.  The Trustees noted that the Fund’s advisory fee and total expense ratio was in line with, or slightly above, its peer group and FOF Peer Group median.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s total expense ratio was in line with, or slightly above, its peer group and FOF Peer Group median.

For the FundX ETF Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and total expense ratio was in line with, or slightly above, its peer group and FOF Peer Group median.

For the FundX Flexible Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.99%.  The Trustees noted that the Fund’s contractual advisory fee and total expense ratio was generally in line with its peer group median.  The Board noted that the Fund has been operating below its expense cap.

For the FundX Upgrader Fund, the Board noted that DAL had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s total expense ratio was in line with its peer group and FOF Peer Group median although its contractual advisory fee was slightly above its peer group median.  The Board noted that the Fund has been operating below its expense cap.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed is specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on February 24 and 25, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of the Investment Advisory Agreement for the FundX Tactical Total Return Fund (the “Fund”), a new series of Professionally Managed Portfolios, with DAL Investment Company, LLC (the “Advisor”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services to be provided to the Fund.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor that would be involved with the Fund.  The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Advisor or its affiliates.  The Trustees also considered the structure of the Advisor’s compliance procedures and the trading capability of the Advisor.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  After reviewing the Advisor’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Fund. As the Fund was newly created, the Board was unable to review the performance of the Fund.

3.
Costs of Services Provided and Profits Realized by the Advisor.  The Board noted that the proposed advisory fee was 1.00% for Fund.  The Board noted that the proposed expense cap for the Fund was 1.50%.  The Trustees concluded that the fees to be received by the Advisor were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Advisor from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund.  The Trustees also discussed and considered the possible fall out benefits that the Advisor may receive from the Fund.  The Trustees concluded that the Advisor’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within ten business days after calendar quarter end.

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	90.76%
Flexible Income Fund	100.00%
Tactical Fund	100.00%
ETF Aggressive Fund	0.00%
ETF Upgrader Fund	69.76%
Tactical Total Return Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2009 was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	83.30%
Flexible Income Fund	100.00%
Tactical Fund	99.60%
ETF Aggressive Fund	0.00%
ETF Upgrader Fund	69.80%
Tactical Total Return Fund	0.00%

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

WWW.UPGRADERFUNDS.COM

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FundX Upgrader Funds

ADVISOR
DAL Investment Company LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait,Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	742935547
FundX Aggressive Upgrader Fund	HOTFX	742935521
FundX Conservative Upgrader Fund	RELAX	742935513
FundX Flexible Income Fund	INCMX	742935497
FundX ETF Aggressive Upgrader Fund	UNBOX	742935349
FundX ETF Upgrader Fund	REMIX	742935331
FundX Tactical Upgrader Fund	TACTX	742935281
FundX Tactical Total Return Fund	TOTLX	742935190

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FundX Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$20,000	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX Aggressive Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$19,500	$19,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX Conservative Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$16,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX Flexible Income Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$16,500	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX ETF Aggressive Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$16,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX ETF Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$16,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX Tactical Upgrader Fund
	FYE 10/31/2009	FYE 10/31/2008*
Audit Fees	$16,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

FundX Tactical Total Return Fund
	FYE 10/31/2009	FYE 10/31/2008**
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	N/A
All Other Fees	N/A	N/A

*	The FundX Tactical Upgrader Fund commenced operations on February 29, 2008.
**	The FundX Tactical Total Return Fund commenced operations on May 29, 2009.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2009	FYE 10/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   December 30, 2009

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   January 4, 2010